EXHIBIT 10.20B

SECOND AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This Second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Comcast Cable Communications Management, LLC, a Delaware Limited Liability Company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated March 17, 2004, as amended by the First Amendment (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. For purposes of this Amendment, Customer’s “New England Region” shall be defined as the System Sites specifically identified in Addendum “A” to this Amendment. At any time, in the ordinary course of business, Customer may, by written notice to CSG, amend Addendum A to include System Sites from Maine, Massachusetts, Vermont, New Hampshire, Rhode Island, Connecticut and New York to be included in the New England Region and subject to the terms and conditions of this Amendment. To the extent Customer sells System Sites listed in Addendum A to an unaffiliated third party or transfers System Sites from the New England Region to another market or region of Customer in the ordinary course of business or otherwise requests and notifies CSG to remove System Sites in accordance with the terms of this Amendment, Customer may amend Addendum A by written notice to CSG .

2. Per Customer’s request and pursuant to a mutually agreeable SOW, CSG shall migrate all of Customer’s Connected Subscribers to CSG’s Advanced Convergent Platform (“ACP”) ** ** **** ** ********. To facilitate the migration described above, ** ***** **** ***** *** *******, CSG shall provide a dedicated project manager as well as three senior level representatives from the Comcast SBU to the initial System Sites specifically identified in Addendum A as of the Effective Date of this Amendment. In addition, ** ***** **** ***** *** *******, CSG shall provide the full time equivalent of one additional person onsite at the New England Region to provide ongoing operational support through December 31, 2008. Any specific CSG representatives or personnel assigned to work with Customer pursuant to this paragraph will be provided by CSG subject to Customer consent which will not be unreasonably withheld and will be replaced by CSG at the reasonable request of Customer subject to CSG’s available resources. The method of providing such support and the required skill sets may vary from time to time subject to mutual agreement between the parties, such agreement shall not be unreasonably withheld. CSG shall meet with the New England Region via a conference call on a weekly basis to discuss operations. In addition, senior representatives from the parties will meet on a quarterly basis to address issues and future needs of the New England Region.

3. Through December 31, 2007, CSG shall provide setup and implementation for voice services, which for the purposes of this Agreement shall be deemed to be Non-Rated Telephony services, ** ** ****** *** *** ******* ****** ***** ************* ********** ** ********* * ** ** *** ******** **** ** **** ********* ** **** ** *** *** ****** ***** ***** ** ******** * **** *** ***** ********* ** *** **** * ******** **** *** ******* ******** ***** **** ***. Setup and

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implementation services shall include, and are not limited to, the setup and configuration of ACP voice in accordance with the parties’ mutual agreement regarding Comcast’s required technical solution and shall include any of Customer’s corporate I.S. organization defined interfaces. CSG shall charge Customer or its designee for the development, testing and certification of the necessary interfaces for voice services (e.g., provisioning usage processing, and TPV, etc.) pursuant to a mutually agreeable SOW. In the event the New England Region elects to implement a custom solution with interfaces other than what is defined by Customer’s corporate I.S. organization, CSG shall implement the voice services for the initial System Sites specifically identified in Addendum A as of the Effective Date of this Amendment ** ** ******, ********, any development, testing and certification necessary for the custom solution shall be charged to the New England Region pursuant to mutually agreeable SOW(s).

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4. Customer agrees to have CSG provide CSG’s CCS services as well as other products and services as required by Customer from time-to-time in Customer’s New England Region. As a result, the following is inserted after subparagraph (d) of Section 12.3:

(e) **** ******* *, **** ******* ******** **, ****, Customer agrees to a monthly Connected Subscriber minimum in the New England Region of *** ******* ********* Connected Subscribers (the “New England Minimum”), subject to a potential reduction in the New England Minimum as described in Subsection (f) below. In the event that a System Site(s) identified in Addendum A is transferred from the New England Region, CSG will nonetheless count such Connected Subscribers in such transferred System Site(s) towards the New England Minimum, but only for as long as all of the following conditions are met: (i) such System Site(s) is owned or operated by Customer; (ii) such System Site(s) remains processing on CSG’s CCS system; (iii) such System Site(s) is transferred from the New England Region to another market or region in the ordinary course of business, (iv) Customer uses commercially reasonable efforts to keep such Connected Subscribers in such System Site(s) in a unique SYS PRIN or other readily identifiable system or principle grouping on CSG’s CCS system, and (v) Customer has not added new System Site(s) to Addendum A which has an equal to or greater number of Connected Subscribers than the Systems Site(s) that has been transferred pursuant to Subsection (e) (iii) herein, and Customer has not notified CSG of its request to remove such transferred Systems Site(s) from Addendum A in connection therewith. Therefore, Customer acknowledges and agrees that **** ******* *, **** ******* ******** **, ****, each month Customer shall be obligated to pay the greater of (x) the then-applicable BSC set forth in Schedule F multiplied by the New England Minimum, or (y) the applicable fees set forth in Schedule F for the actual number of Connected Subscribers in System Sites identified in Addendum A being processed in the New England Region, plus those Connected Subscribers in System Sites set forth in

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Addendum A who have been transferred from the New England Region in accordance with Subsection (e)(i)-(v) herein. The System Sites identified in Addendum A who have left the New England Region as described in Subsection (e) above will continue to receive Non-Rated Telephony services pursuant to the terms set forth in Paragraph 3 of the Second Amendment for as long as Customer complies with all of the conditions set forth in Subsection (e)(i)-( v) above with respect to such System Sites. To the extent a System Site(s) is removed from Addendum A in accordance with the terms and conditions of the Second Amendment, such System Site(s) shall no longer receive Non-Rated Telephony services pursuant to the terms set forth in Paragraph 3 of the Second Amendment.

(f) In the event that a System Site(s) listed on Addendum A as of the Effective Date of the Second Amendment is removed from Addendum A as a result of a sale to an unaffiliated third party, the New England Minimum shall be reduced by the number of Connected Subscribers that were present in the System Site(s) that was sold as of the Effective Date of the Second Amendment. In the event that Customer acquires subscribers in any of the states listed in Paragraph 1 of the Second Amendment in connection with or related to such sale to an unaffiliated third party and such subscribers are equal to or greater than the number of Connected Subscribers that were present in the System Site(s) that was sold as of the Effective Date of the Second Amendment, the New England Minimum will not be reduced. However, if the acquired subscribers in any of the states listed in Paragraph 1 of the Second Amendment are less than the number of Connected Subscribers that were present in the System Site(s) that was sold as of the Effective Date of the Second Amendment, the New England Minimum will only be reduced by the net difference between the acquired subscribers and the number of Connected Subscribers that were present in the System Site(s) that was sold as of the Effective Date of the Second Amendment. In addition, the New England Minimum will not be reduced in the event that Customer has added any System Site(s) in accordance with Paragraph 1 of the Second Amendment such that the added subscribers are greater than or equal to the amount that the New England Minimum would have otherwise been reduced in accordance with this Subsection (f), and if the added subscribers are less than the amount that the New England Minimum would have otherwise been reduced in accordance with this Subsection (f), the New England Minimum will only be reduced by the net difference.

(g) ******* ******** ** ** *** *** ************* ********** ************ ********* **** ******* ** *** *** ******* ******* ** ********* *****, ** ** ********* *********** *** ****** **** *** ****** ********* **** *** ***** ** *** *** ********* ****** ** ******** ******** **** ****** ******* ******** ** ******** ** ********. The parties acknowledge that the New England Minimum set forth in Subsection (e) above is based on a total number of Connected Subscribers and no subscriber volumes are guaranteed by Customer within any specific System Site. ** ** ******** *********** *** ****** ** **** ******* **** ***** *** ** ********** **** ******** *** ******** ** *** *** **** ****** ***** *** **** ***** ** ** ****** ** ****** *** ********* ******** ** **** ****** ***** ** *** ********** ********** ** * ****** ** *** ****** **********.

(h) For clarification purposes, any fees paid by Customer for Connected Subscribers pursuant to the New England Minimum shall count towards the Minimums set forth in Schedule F, however, Customer may be required to pay the minimum payment set forth above in relation to the New England Minimum regardless if Customer has already met the annual Minimum for that calendar year. ** ********, *** ********* ********** ** ******* ***** ********** ** ********* * ** **** ** **** **** *** ***** ******* ** ******* ** ******* ********* *********** *** ***** ** *** ****** ** **** ********* ** ** ******** ******* ** ******** *. *********, ** *** ****** ******* *** **** **** *** ******* ******* ********** *********** ***** **** *** ********* *********** ** *** ****** ***** ******** ** ********* *, ** ****** **** ** ****, ********* ***** *** ** ******** ** *** ******* ******* **** *** ***** ** ******** *.

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(i) The parties agree that the number of subscribers for which BSC fees are paid by Customer pursuant to the New England Minimums (regardless of whether CSG is processing such subscribers) shall count towards the Volume Discounts (applicable to the BSC) set forth in Section 1.A. of the “CSG SERVICES” section of Schedule F.

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6. At Customer’s request and pursuant to a mutually agreeable SOW, after Customer’s migration to ACP, but no later than December 31, 2006, CSG shall convert Customer’s circuit switch telephony subscribers in the New England Region to CSG’s ACP voice platform in support of VoIP services. **** ********** **** ******* ***** ** **** ***** ** **** ** ** **** ** ********. Upon such conversion, such subscribers may be considered “Connected Subscribers.”

7. Pursuant to a mutually agreed upon SOW, CSG shall provide the Products and CCS Services to Customer via a Separate Cycle ** ** **** ** ********. For purposes of this Amendment, “Separate Cycle” shall mean that Customer’s subscribers shall reside within the same on-line configuration, logical partition (LPAR) and batch cycle.

8. CSG shall perform a product utilization study to maximize utilization and to develop custom training programs to meet specific needs of the New England Region. CSG agrees to perform two (2) studies within the first twelve (12) months after the execution of this Amendment and the parties shall mutually agree upon a schedule for studies thereafter. The first two (2) studies *** ** ** **** **** **** *** ******* *** shall begin within thirty (30) days of Customer’s request. The results, including any published reports, of all studies performed pursuant to this paragraph will be delivered by CSG to Customer.

9. All studies and reports performed or created by CSG pursuant to Section 8 above (hereinafter in the aggregate referred to as “Reports”) shall be the sole and exclusive property of Customer, and Customer shall own the intellectual and other rights relating thereto, including and not limited to, and without limiting the foregoing, all corrections, modifications and derivative works relating to the Reports. CSG agrees that the Reports shall be considered works made for hire as such term is defined in the United States Copyright Act of 1976, 17 U.S.C. §101. Customer shall be considered the author for the purposes of copyright or other intellectual property rights in the Reports and shall own all copyright rights in the Reports. To the extent that any copyrights or other intellectual property rights in the Reports do not vest in the Customer as a work made for hire, CSG hereby assigns to the Customer all intellectual property and other rights it may now or hereafter possess in the Reports. CSG agrees to (i) execute all documents, and take all actions that may be necessary to confirm such intellectual property rights, (ii) provide all necessary proprietary marks, legends and notices, including copyright notices, on all Reports, and (iii) retain all proprietary marks, legends and notices on all Confidential Information and all whole or partial copies thereof. Further, Reports shall be deemed to be “Confidential Information”, as such phrase is defined in Article 10 of the Agreement.

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IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (“Effective Date”).

CSG SYSTEMS, INC. (“CSG”)		COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/s/ D H Richardson
Name:	Edward C. Nafus	Name:	D H Richardson
Title:	President, BBS	Title:	SVP Administration
Date:	10/11/04	Date:	10/15/04

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Addendum A

New England Region System Sites:

8773-1000

8773-2000

8773-3000

8773-4000

Addendum B

Ancillary Voice Services Fees

Description of Item/Unit of Measure	Frequency	Fee
1. BEA Tuxedo Hosting for residential voice services	Monthly		TBD
2. Residential voice back office support
• New or updates to calling/usage/rating plans (per person, per hour)	Per Request	$	***
• Load and on-going support of MSAG (per person, per hour)	Per Request	$	***
• Any other residential voice back office support (per person, per hour)	Per Request	$	***
3. Voice Environments and Interfaces
• Updates to existing interfaces (per person, per hour)	Per Request	$	***
• Configuration changes and testing (per person, per hour)	Per Request	$	***
4. Usage processing and usage rating services
• Data storage (usage and rating, gating and filtering, and revenue assurance) (per gigabyte)	Monthly	$	***
• Optional Gating and filtering
- Processing of required records (per record gated or filtered)	Monthly	$	***
- Electronic transfer of file (NDM or FTP)	Monthly		***
5. Optional Residential Voice Support – Vantage
• Setup (per database)	Per Request	$	***
• Disk Storage (per gigabyte)	Monthly	$	***
6. Residential Voice – Vantage Training (standard class size of 8)
• Rate for on-site training (per trainer, per day)	Per Request	$	***
• Additional students (per student, per day)	Per Request	$	***
• Rate at CSG facility (per student, per day)	Per Request	$	***
7. Conversion services (per person, per hour) (Note 1)	Per Request	$	***

Note 1: In accordance with the terms set forth in Paragraph 6 of the Second Amendment, the fee set forth in the table above ***** *** ** ******* ** *** *** ******* ******.

Comcast Voice Solution Assumptions

The following significant items are assumed to be provided and supported by Comcast in their overall voice solution and are not part of CSG’s on going support, functionality, or responsibility. Comcast and/or the New England Market would be responsible for any and all fees associated with these items.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES